AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT is entered into by and between Avery Dennison Corporation, a Delaware corporation (the “Company”) and      (the “Executive”), effective as of January 1, 2008.

WHEREAS the Company and the Executive have heretofore entered into that certain Employment Agreement effective as of      (the “Employment Agreement”);

WHEREAS Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”) now requires that certain modifications be made to the Employment Agreement on or before December 31, 2008 with retroactive effect to January 1, 2008; and

WHEREAS the Company and the Executive desire to amend the Employment Agreement to comply with Code Section 409A,

NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

1. Change of Control. The definition of “Change in Control” in the Employment Agreement is hereby amended in its entirety to provide as follows:

For the purpose of this Agreement, a “Change of Control” shall mean “a change in the ownership or effective control,” or in “the ownership of a substantial portion of the assets of” the Company, within the meaning of Code Section 409A, and shall include any of the following events as such concepts are interpreted under Code Section 409A:

(i) the date on which a majority of members of the Company’s Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election; or

(ii) the acquisition, by any one person, or by a corporation owned by a group of persons that has entered into a merger, acquisition, consolidation, purchase, stock acquisition, asset acquisition, or similar business transaction with the Company, of:

(a) ownership of stock of the Company, that, together with any stock previously held by such person or group, constitutes more than fifty percent (50%) of either (i) the total fair market value or (ii) the total voting power of the stock of the Company;

(b) ownership of stock of the Company possessing percent (30%) or more of the total voting power of the Company, during the twelve-month period ending on the date of such acquisition; or

(c) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company during the twelve-month period ending on the date of such acquisition; provided, however, that any transfer of assets to a related person as defined under Section 409A shall not constitute a Change of Control.

2. Good Reason. The definition of termination for “Good Reason” in the Employment Agreement is hereby amended in its entirety to provide as follows:

For purposes of this Agreement, “Good Reason” shall mean a “separation from service for good reason” as set forth in Code Section 409A, which shall mean that, without the express written consent of the Executive, one or more of the following shall have occurred without being timely remedied in the manner set forth below:

(i) A material diminution in the Executive’s base compensation (except as provided in Executive’s Employment Agreement with the Company).

(ii) A material diminution in the Executive’s authority, duties, or responsibilities.

(iii) A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report.

(iv) A material diminution in the budget over which the Executive retains authority.

(v) A material change in the geographic location at which the Executive must perform the services.

(vi) Any other action or inaction that constitutes a material breach by the Company of the agreement under which the Executive provides services.

The Executive shall have “Good Reason” in connection with any or all of the above solely if (A) the Executive provides notice to the Company of the existence of the particular condition, action or inaction which the Executive considers to give the Executive “Good Reason” within ninety (90) days of the initial existence of the condition, or the action or inaction, and (B) the Company shall not have remedied the condition, action or inaction within thirty (30) days of its receipt of the Executive’s notice. The effective date of any termination for “Good Reason” shall be no later than twelve (12) months after the initial existence of such condition, action or inaction constituting “Good Reason.”

3. Certain Additional Payments by the Company. The Employment Agreement is hereby amended to provide that any Gross-Up Payment or Underpayment related to excise taxes imposed under Code Section 4999 which is due under the terms of the Employment Agreement shall be paid in compliance with Code Section 409A by the end of the calendar year next following the calendar year in which the Executive pays the applicable Excise Tax to taxing authorities.

4. Compliance With Code Section 409A. The Employment Agreement is hereby amended to add the following additional provision entitled “Compliance With Code Section 409A.”

(a) All payments of “nonqualified deferred compensation” (within the meaning of Code Section 409A) are intended to comply with the requirements of Code Section 409A, and shall be interpreted in accordance therewith. Neither party individually or in combination may accelerate any such deferred payment, except in compliance with Code Section 409A, and no amount shall be paid prior to the earliest date on which it is permitted to be paid under Code Section 409A. In the event that the Executive is determined to be a “key employee” (as defined and determined under Code Section 409A) of Company at a time when its stock is deemed to be publicly traded on an established securities market, payments determined to be “nonqualified deferred compensation” payable following termination of employment or Change in Control, to the extent required under Code Section 409A, shall be made no earlier than the earlier of (i) the last day of the sixth (6th) complete calendar month following such termination of employment, or (ii) the Executive’s death. Any payment delayed by reason of the prior sentence shall be paid out in a single lump sum on the first day of the month following the end of such required delay period in order to catch up to the original payment schedule. Notwithstanding anything herein to the contrary, no amendment may be made to this Agreement if it would cause the Agreement or any payment hereunder not to be in compliance with Code Section 409A.

(b) Unless otherwise expressly provided, any payment of compensation by Company to the Executive, whether pursuant to this Agreement or otherwise, shall be made within two and one-half months (21/2 months) after the end of the later of the calendar year or the Company’s fiscal year in which the Executive’s right to such payment vests (i.e., is not subject to a substantial risk of forfeiture for purposes of Code Section 409A). Such amounts shall not be subject to the requirements of subsection (a) above applicable to “nonqualified deferred compensation.”

(c) Section (a) above shall not apply to that portion of any amounts payable upon termination of employment which shall qualify as “involuntary severance” under Section 409A because such amount does not exceed the lesser of (1) two hundred percent (200%) of the Executive’s annualized compensation from the Company for the calendar year immediately preceding the calendar year during which the Date of Termination occurs, or (2) two hundred percent (200%) of the annual limitation amount under Section 401(a)(17) of the Code (the maximum amount of compensation that may be taken into account for purposes of a tax-qualified retirement plan) for the calendar year during which the Date of Termination occurs.

(d) All benefit plans, programs and policies sponsored by the Company shall comply with all requirements of Code Section 409A or be structured so as to be exempt from the application of Code Section 409A. In particular, all taxable expense reimbursement payments and in kind benefits provided to the Executive shall be structured in compliance with Code Section 409A and reimbursements shall be paid by the Company to the Executive by no later than the end of the calendar year following the calendar year in which the Executive incurs such expenses, and the Executive shall take all actions necessary to claim all such reimbursements on a timely basis to permit the Company to make all such reimbursement payments prior to the end of said period.

(e) Notwithstanding anything in this Agreement to the contrary, to the extent that any payment or benefit constitutes non-exempt “nonqualified deferred compensation” for purposes of Section 409A, and such payment or benefit would otherwise be payable or distributable hereunder by reason of Employee’s termination of employment, all references to Employee’s termination of employment shall be construed to mean a “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), and Employee shall not be considered to have a termination of employment unless such termination constitutes a “separation from service” with respect to Employee.

IN WITNESS WHEREOF, the Executive has executed this Amendment to Employment Agreement and, pursuant to the authorization from the Compensation and Executive Personnel Committee of the Board of Directors, the Company has caused this Agreement to be executed, all as of the day and year first above written.

AVERY DENNISON CORPORATION By:	EXECUTIVE

Exhibit 10.8.3.2

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT TO EMPLOYMENT AGREEMENT is entered into by and between Avery Dennison Corporation, a Delaware corporation (the “Company”) and      (the “Executive”), effective as of January 1, 2008.

WHEREAS the Company and the Executive have heretofore entered into that certain Employment Agreement effective as of      (the “Employment Agreement”);

WHEREAS Section 409A of the Internal Revenue Code of 1986, as amended (“Code Section 409A”) now requires that certain modifications be made to the Employment Agreement on or before December 31, 2008 with retroactive effect to January 1, 2008; and

WHEREAS the Company and the Executive desire to amend the Employment Agreement to comply with Code Section 409A,

NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

1. Change of Control. The definition of “Change in Control” in the Employment Agreement is hereby amended in its entirety to provide as follows:

For the purpose of this Agreement, a “Change of Control” shall mean “a change in the ownership or effective control,” or in “the ownership of a substantial portion of the assets of” the Company, within the meaning of Code Section 409A, and shall include any of the following events as such concepts are interpreted under Code Section 409A:

(i) the date on which a majority of members of the Company’s Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors before the date of the appointment or election; or

(ii) the acquisition, by any one person, or by a corporation owned by a group of persons that has entered into a merger, acquisition, consolidation, purchase, stock acquisition, asset acquisition, or similar business transaction with the Company, of:

(a) ownership of stock of the Company, that, together with any stock previously held by such person or group, constitutes more than fifty percent (50%) of either (i) the total fair market value or (ii) the total voting power of the stock of the Company;

(b) ownership of stock of the Company possessing percent (30%) or more of the total voting power of the Company, during the twelve-month period ending on the date of such acquisition; or

(c) assets from the Company that have a total gross fair market value equal to or more than forty percent (40%) of the total gross fair market value of all of the assets of the Company during the twelve-month period ending on the date of such acquisition; provided, however, that any transfer of assets to a related person as defined under Section 409A shall not constitute a Change of Control.

2. Good Reason. The definition of termination for “Good Reason” in the Employment Agreement is hereby amended in its entirety to provide as follows:

For purposes of this Agreement, “Good Reason” shall mean a “separation from service for good reason” as set forth in Code Section 409A, which shall mean that, without the express written consent of the Executive, one or more of the following shall have occurred without being timely remedied in the manner set forth below:

(i) A material diminution in the Executive’s base compensation (except as provided in Executive’s Employment Agreement with the Company).

(ii) A material diminution in the Executive’s authority, duties, or responsibilities.

(iii) A material diminution in the authority, duties, or responsibilities of the supervisor to whom the Executive is required to report.

(iv) A material diminution in the budget over which the Executive retains authority.

(v) A material change in the geographic location at which the Executive must perform the services.

(vi) Any other action or inaction that constitutes a material breach by the Company of the agreement under which the Executive provides services.

The Executive shall have “Good Reason” in connection with any or all of the above solely if (A) the Executive provides notice to the Company of the existence of the particular condition, action or inaction which the Executive considers to give the Executive “Good Reason” within ninety (90) days of the initial existence of the condition, or the action or inaction, and (B) the Company shall not have remedied the condition, action or inaction within thirty (30) days of its receipt of the Executive’s notice. The effective date of any termination for “Good Reason” shall be no later than twelve (12) months after the initial existence of such condition, action or inaction constituting “Good Reason.”

3. Compliance With Code Section 409A. The Employment Agreement is hereby amended to add the following additional provision entitled “Compliance With Code Section 409A.”

(a) All payments of “nonqualified deferred compensation” (within the meaning of Code Section 409A) are intended to comply with the requirements of Code Section 409A, and shall be interpreted in accordance therewith. Neither party individually or in combination may accelerate any such deferred payment, except in compliance with Code Section 409A, and no amount shall be paid prior to the earliest date on which it is permitted to be paid under Code Section 409A. In the event that the Executive is determined to be a “key employee” (as defined and determined under Code Section 409A) of Company at a time when its stock is deemed to be publicly traded on an established securities market, payments determined to be “nonqualified deferred compensation” payable following termination of employment or Change in Control, to the extent required under Code Section 409A, shall be made no earlier than the earlier of (i) the last day of the sixth (6th) complete calendar month following such termination of employment, or (ii) the Executive’s death. Any payment delayed by reason of the prior sentence shall be paid out in a single lump sum on the first day of the month following the end of such required delay period in order to catch up to the original payment schedule. Notwithstanding anything herein to the contrary, no amendment may be made to this Agreement if it would cause the Agreement or any payment hereunder not to be in compliance with Code Section 409A.

(b) Unless otherwise expressly provided, any payment of compensation by Company to the Executive, whether pursuant to this Agreement or otherwise, shall be made within two and one-half months (21/2 months) after the end of the later of the calendar year or the Company’s fiscal year in which the Executive’s right to such payment vests (i.e., is not subject to a substantial risk of forfeiture for purposes of Code Section 409A). Such amounts shall not be subject to the requirements of subsection (a) above applicable to “nonqualified deferred compensation.”

(c) Section (a) above shall not apply to that portion of any amounts payable upon termination of employment which shall qualify as “involuntary severance” under Section 409A because such amount does not exceed the lesser of (1) two hundred percent (200%) of the Executive’s annualized compensation from the Company for the calendar year immediately preceding the calendar year during which the Date of Termination occurs, or (2) two hundred percent (200%) of the annual limitation amount under Section 401(a)(17) of the Code (the maximum amount of compensation that may be taken into account for purposes of a tax-qualified retirement plan) for the calendar year during which the Date of Termination occurs.

(d) All benefit plans, programs and policies sponsored by the Company shall comply with all requirements of Code Section 409A or be structured so as to be exempt from the application of Code Section 409A. In particular, all taxable expense reimbursement payments and in kind benefits provided to the Executive shall be structured in compliance with Code Section 409A and reimbursements shall be paid by the Company to the Executive by no later than the end of the calendar year following the calendar year in which the Executive incurs such expenses, and the Executive shall take all actions necessary to claim all such reimbursements on a timely basis to permit the Company to make all such reimbursement payments prior to the end of said period.

(e) Notwithstanding anything in this Agreement to the contrary, to the extent that any payment or benefit constitutes non-exempt “nonqualified deferred compensation” for purposes of Section 409A, and such payment or benefit would otherwise be payable or distributable hereunder by reason of Employee’s termination of employment, all references to Employee’s termination of employment shall be construed to mean a “separation from service,” as defined in Treasury Regulation Section 1.409A-1(h), and Employee shall not be considered to have a termination of employment unless such termination constitutes a “separation from service” with respect to Employee.

IN WITNESS WHEREOF, the Executive has executed this Amendment to Employment Agreement and, pursuant to the authorization from the Compensation and Executive Personnel Committee of the Board of Directors, the Company has caused this Agreement to be executed, all as of the day and year first above written.

AVERY DENNISON CORPORATION By:	EXECUTIVE